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                                                                   Exhibit 99(i)

                            MEDCROSS, INC. (I-LINK)
                            -----------------------

                                 June 6, 1997

                   Term Sheet for Proposed Equity Investment
                           by Winter Harbor, L.L.C.


Issuer..............................    Medcross, Inc. (to be renamed "I-Link
                                        Communications, Inc."), a Florida
                                        corporation ("I-Link").

Investor............................    Winter Harbor, L.L.C., a Delaware
                                        limited liability company, or an
                                        affiliate of First Media, L.P., its
                                        sole member, controlled by the
                                        controlling stockholder of First
                                        Media's sole general partner ("Winter
                                        Harbor")

Debt Investment.....................    Winter Harbor will extend to I-Link a
                                        $2,000,000 Senior Secured Term Loan
                                        (the "Loan"), and in connection
                                        therewith I-Link will issue to Winter
                                        Harbor warrants to acquire 500,000
                                        shares of the common stock of I-Link
                                        at an exercise price of $4.97 per
                                        share, subject to adjustment, all on
                                        the terms and subject to the
                                        conditions specified in the April 11,
                                        1997 commitment letter (including
                                        Exhibit A thereto) between Winter
                                        Harbor and I-Link, as the same may be
                                        modified from time to time.

Equity Investment...................    Winter Harbor will invest $12,100,000
                                        in a new series of I-Link
                                        convertible, participating preferred
                                        stock to be created (the "Series M
                                        Preferred Stock").

Price per Share of Series M
 Preferred Stock....................    $ 2.75.

Number of Shares of Series M
 Preferred Stock to be Issued.......    4,400,000.

Dividends...........................    The Series M Preferred Stock will be
                                        entitled to receive cumulative
                                        dividends in the amount of 10% per
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                                        annum before any other class of
                                        preferred or common stock receives any
                                        dividends. Thereafter, the Series M
                                        Preferred Stock will participate with
                                        the common stock in the issuance of any
                                        dividends on a per share basis.

Liquidation Preference..............    Upon any liquidation, dissolution or
                                        winding up of I-Link, Winter Harbor
                                        shall be entitled to receive from
                                        assets available for distribution to
                                        shareholders, before any payment or
                                        distribution to any other class of
                                        the capital stock of I-Link, an
                                        amount in cash (and, to the extent
                                        sufficient cash is not available for
                                        such payment, property at its fair
                                        market value), equal to such amount
                                        as, when combined with the aggregate
                                        of all other distributions made by
                                        I-Link to Winter Harbor, is
                                        sufficient to effect a return to
                                        Winter Harbor of its purchase price
                                        for the Series M Preferred Stock
                                        plus a cumulative preferred return
                                        of 10% per annum compounded annually
                                        from the closing date on its
                                        purchase of the Series M Preferred
                                        Stock. Thereafter, any remaining
                                        cash or assets available for
                                        distribution to the shareholders of
                                        I-Link would be distributed first to
                                        the holders of any other preferred
                                        stock of I-Link in accordance with
                                        the terms of I-Link's Articles of
                                        Incorporation, and then to the
                                        holders of the Series M Preferred
                                        Stock and the holders of the Common
                                        Stock on a per share basis.  A
                                        merger or consolidation of I-Link as
                                        a result of which the shareholders
                                        of I-Link do not continue to hold
                                        more than a 50% interest in the
                                        successor entity or a transaction or
                                        series of related transactions in
                                        which I-Link's shareholders transfer
                                        more than 50% of the voting power of
                                        I-Link, or a sale of all or
                                        substantially all of its assets
                                        shall be deemed to be a

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                                        "liquidation, dissolution or winding up
                                        of I-Link" for purposes of the
                                        liquidation preference.

Voluntary Conversion................    Each share of the Series M Preferred
                                        Stock will be convertible at any time
                                        prior to the fifth anniversary of the
                                        issuance thereof at the sole option
                                        of Winter Harbor into one share of
                                        I-Link common stock at any time at no
                                        cost.  The one-to-one conversion
                                        factor will be appropriately adjusted
                                        upon the happening of certain events,
                                        such as, but not limited to, the
                                        issuance of stock dividends, the
                                        recapitalization of I-Link, and the
                                        issuance of stock at less than the
                                        fair market value thereof.

Automatic Conversion................    The Series M Preferred Stock will be
                                        automatically converted on the fifth
                                        anniversary of the issuance thereof
                                        into I-Link common stock at no cost.
                                        The conversion price shall be equal
                                        to the lower of $2.75 per share or
                                        50% of the average closing bid price
                                        of the Common Stock for the ten
                                        trading days immediately preceding
                                        the fifth anniversary of such
                                        issuance.  The conversion price will
                                        be appropriately adjusted upon the
                                        happening of certain events, such as,
                                        but not limited to, the issuance of
                                        stock dividends, the recapitalization
                                        of I-Link, and the issuance of stock
                                        at less than the fair market value
                                        thereof.

Voting Rights.......................    The Series M Preferred Stock will
                                        vote with the Common Stock on an
                                        as-converted basis on all matters
                                        which are submitted to a vote of the
                                        stockholders, except those matters as
                                        to which, by law or by the Articles
                                        of Incorporation or By-Laws of
                                        I-Link, the Series M Preferred Stock
                                        is to vote as a separate class.

Appointment of Directors............    The Series M Preferred Stock will
                                        have the right to appoint two


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                                        directors to the I-Link Board of
                                        Directors.

Consummation of Equity                  Upon the closing of the issuance of
Offering............................    the Series M Preferred Stock, Winter
                                        Harbor shall be entitled to a credit
                                        against the purchase price of the
                                        Series M Preferred Stock in the
                                        amount of principal and accrued
                                        interest under the Loan; and the
                                        notes evidencing the Loan shall be
                                        cancelled.


Additional Warrants.................    As additional consideration for its
                                        equity financing commitments, Winter
                                        Harbor will be issued additional
                                        warrants by I-Link to acquire (a)
                                        2,500,000 shares of the common stock
                                        of I-Link at an exercise price of
                                        $2.75 per share, subject to
                                        adjustment (the "Series A
                                        Warrants"), (b) 2,500,000 shares of
                                        the common stock of I-Link at an
                                        exercise price of $4.00 per share,
                                        subject to adjustment (the "Series B
                                        Warrants") and (c) 5,000,000 shares
                                        of the common stock of I-Link at an
                                        exercise price of $9.31, subject to
                                        adjustment (the "Series C Warrants"
                                        and, together with the Series A
                                        Warrants and the Series B Warrants,
                                        collectively, the "Warrants").  The
                                        Series A Warrants will be
                                        exercisable at any time during the
                                        thirty month period following the
                                        date of issuance, and the Series B
                                        Warrants and the Series C Warrants
                                        will be exercisable at any time
                                        during the five-year period
                                        following the date of issuance.  All
                                        of the Warrants (i) will have
                                        registration rights and
                                        anti-dilution protection as
                                        summarized below, and (ii) will
                                        contain a standard cashless exercise
                                        provision.

Antidilution                           The exercise price of the Warrants
Provisions..........................   and the number of shares of I-Link
                                       common stock to be issued upon
                                       conversion of the Series M
                                       Preferred


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                                       Stock and upon exercise of
                                       the Warrants shall be subject to
                                       adjustment to prevent dilution (i)
                                       in the event that I-Link issues
                                       additional shares of common stock
                                       (except for the issuance of common
                                       stock upon the conversion of
                                       existing shares of I-Link Class B or
                                       Class C preferred stock, and except
                                       for the issuance of shares pursuant
                                       to existing warrants or employee
                                       stock benefit programs); (ii) in the
                                       event that I-Link issues other
                                       securities convertible into or
                                       exchangeable for shares of I-Link's
                                       common stock; and (iii) upon stock
                                       splits, stock dividends,
                                       combinations, recapitalizations,
                                       reclassifications or other similar
                                       events; provided, however, that if
                                       I-Link issues common stock in
                                       connection with an acquisition or
                                       other transaction, in either case
                                       approved in writing by Winter
                                       Harbor, then the adjustment required
                                       by this paragraph shall not be made
                                       unless I-Link agrees to such
                                       adjustment in connection with
                                       obtaining Winter Harbor's consent to
                                       such acquisition or other
                                       transaction.  The exercise price for
                                       each of the Warrants shall be
                                       adjusted on a "full ratchet" basis
                                       in the cases of (i) and (ii) above
                                       when the issuance of the securities
                                       described therein occurs at a price
                                       per share that is less than the
                                       exercise price of such Warrant (as
                                       such exercise price amount may be
                                       further adjusted).  In addition, if,
                                       as of the time of exercise of any
                                       Series B Warrant or Series C
                                       Warrant, the average closing bid
                                       price of the I-Link common stock for
                                       the five trading days immediately
                                       preceding the date of exercise is
                                       less than the stated exercise price
                                       of such Warrant, then the exercise
                                       price of such Warrant shall be
                                       reduced to such average closing bid
                                       price; provided, however, that in no
                                       event will the

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                                        exercise price of the Series B
                                        Warrants or the Series C Warrants
                                        fall below $2.75 as a result of the
                                        application of this sentence.

Covenants...........................    The purchase agreement for the Series M
                                        Preferred Stock, or the designation of
                                        the terms of the Series M Preferred
                                        Stock or other documents or instruments
                                        acceptable to Winter Harbor, shall
                                        provide that neither I-Link nor any of
                                        its subsidiaries shall take any of the
                                        following actions without the prior
                                        written consent of Winter Harbor:

                                          (i) the creation, authorization,
                                        designation or issuance of any class or
                                        series of equity securities;

                                          (ii) any merger, recapitalization or
                                        consolidation with or into any other
                                        entity, or the sale, lease or other
                                        disposition of all or substantially all
                                        of its assets;

                                          (iii) any liquidation or dissolution;

                                          (iv) any sale, lease or other
                                        disposition of assets with a value in
                                        excess of $250,000;

                                          (v) any acquisition of assets with a
                                        value in excess of $250,000;

                                          (vi) the incurrence or prepayment of
                                        any indebtedness (or the entry into any
                                        guarantee arrangement);

                                          (vii) the making of any dividend,
                                        distribution or redemption payment with
                                        respect to any of its equity interests;

                                          (viii) the creation of any subsidiary
                                        or any investment in equity of another
                                        entity;

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                                          (ix) the entry into or amendment of
                                        any contract or other arrangement or
                                        transaction with any affiliate of I-Link or of any of its shareholders;

                                          (x) the entry into any business other
                                        than the business as presently proposed
                                        to be conducted by I-Link and its
                                        subsidiaries;

                                          (xi) the adoption or amendment of the
                                        annual budget for I-Link and its
                                        subsidiaries;

                                          (xii) the hiring of executive
                                        officers, managers and key employees;

                                          (xiii) the initiation or settlement of
                                        litigation involving amounts in
                                        controversy in excess of $250,000;

                                          (xiv) the engagement or change of
                                        independent certified public
                                        accountants;

                                          (xv) the adoption or amendment of any
                                        employee benefit plan or program;

                                          (xvi) the making of any assignment for
                                        the benefit of creditors or the
                                        application for the appointment of a
                                        receiver or the filing of any petition
                                        initiating (or consenting to the
                                        initiation of) any bankruptcy or
                                        insolvency proceeding or the taking of
                                        any similar action; and

                                          (xvii) the entry into any commitment
                                        or series of related commitments
                                        involving a payment or payments by I-
                                        Link or any of its subsidiaries of an
                                        aggregate amount in excess of $500,000.

Tag-Along Rights....................    If certain stockholders or group of
                                        such stockholders to be specified
                                        (which shall include the key I-Link
                                        management group)(the "Selling
                                        Stockholders") propose to effect a
                                        transfer to a third party (a "third


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                                        party") of their interests in I-Link,
                                        Winter Harbor shall have the option
                                        to require such Selling Stockholders
                                        to provide, as part of such
                                        transfer, that the third party shall
                                        grant Winter Harbor the right to
                                        participate in such transaction on
                                        the same terms and conditions as the
                                        Selling Stockholders and transfer to
                                        such third party the same proportion
                                        of Winter Harbor's common stock
                                        interest in I-Link (determined on an
                                        "as converted" basis with respect to
                                        its equity interest in I-Link and
                                        its Warrants relating to I-Link
                                        common stock), in accordance with
                                        customary "tag-along" terms and
                                        conditions and, if such option is
                                        exercised by Winter Harbor, the Selling
                                        Stockholders shall not proceed with such transaction unless Winter Harbor is given the right to so participate. The foregoing tag-along rights shall not apply to (a) pledges of stock to financial institutions by any officer of I-Link to secure personal borrowings,
                                        (b) the foreclosure by any such
                                        financial institution on any such
                                        pledged stock, (c) transfers from an
                                        officer of I-Link to a person who is
                                        currently an executive officer of I-Link or (d) other transfers or series of related transfers of fewer than 250,000 shares in the aggregate of I-Link stock not involving a change of control of management of I-Link.

Registration Rights...................  Winter Harbor shall be entitled to request that I-Link file a
                                        registration statement with respect
                                        to any shares of I-Link held by
                                        Winter Harbor, and I-Link will use
                                        its best efforts to cause such
                                        shares to be registered.  Winter
                                        Harbor shall be permitted to effect
                                        three registrations under the
                                        foregoing demand right provisions.
                                        In addition, Winter Harbor shall be
                                        entitled to "piggyback"
                                        registration

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                                        rights on all registrations (other than
                                        registrations on Form S-8 with respect
                                        to employee stock plans or registrations on Form S-4 with respect to Rule 145 transactions), subject to the right of I-Link's managing underwriters to reduce or exclude shares proposed to be registered based on market conditions. Winter Harbor also shall be entitled to unlimited registrations on Form S-3 (assuming I-Link qualifies for Form S-
                                        3), provided aggregate proceeds exceed
                                        $500,000 and subject to certain delay
                                        provisions. I-Link shall pay for the
                                        fees and expenses associated with all
                                        such registrations (including, without
                                        limitation, the fees and expenses of one special counsel, if any, for Winter Harbor), exclusive of underwriting discounts and commissions. Winter Harbor (and its affiliates and underwriters) shall be entitled to indemnification by I-Link pursuant to customary cross-indemnification provisions, with the indemnification obligations of any selling stockholder to be limited to the net proceeds received by such selling stockholder pursuant to such registration and public offering.

Preemptive Rights.....................  Winter Harbor shall have preemptive rights with respect to future
                                        issuances of equity interests or
                                        securities convertible into or
                                        exchangeable for equity interests of
                                        I-Link in order that Winter Harbor
                                        may purchase a number of such shares
                                        (or other securities) sufficient to
                                        permit Winter Harbor to maintain its
                                        proportional economic interest in
                                        I-Link.

Reports...............................  I-Link shall deliver to Winter Harbor:

                                          (i) monthly unaudited financial
                                        reports;


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                                          (ii) monthly operating reports;

                                          (iii) an annual audited financial
                                        report; and

                                          (iv) its annual financial plan and
                                        budget and such other information
                                        concerning the business and
                                        operations of I-Link or its financial
                                        condition as Winter Harbor may
                                        reasonably request.

                                        In addition, I-Link will permit
                                        Winter Harbor to visit and inspect
                                        I-Link's and its subsidiaries'
                                        properties, to examine its books of
                                        account and records and to discuss
                                        its affairs with management and its
                                        independent accountants, all at such
                                        reasonable times as shall be
                                        requested by Winter Harbor.

Put Right...........................    At any time beginning on or after a
                                        Change of Control (as shall be
                                        defined), Winter Harbor shall have
                                        the right (the "Put Right") to cause
                                        I-Link to purchase all, but not less
                                        than all, of the equity interests
                                        then held by Winter Harbor in I-Link
                                        at a price equal to the fair market
                                        value of such equity interests (the
                                        "Put Price"), as determined in
                                        accordance with procedures to be
                                        mutually agreed upon by Winter Harbor
                                        and I-Link and incorporated in the
                                        definitive documents for this
                                        transaction.  Such procedures shall
                                        include provisions for an independent
                                        appraisal of the value of Winter
                                        Harbor's equity interests, with no
                                        discount for a minority position or
                                        illiquidity (i.e., treated as on the
                                        same basis as selling I-Link as a
                                        going concern).

                                        After the Put Price is established in
                                        accordance with such procedures,
                                        I-Link shall purchase the equity
                                        interests then held by Winter Harbor
                                        in I-Link, in accordance with


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                                        procedures to be mutually agreed upon by
                                        Winter Harbor and I-Link. If the
                                        purchase of such equity interests
                                        pursuant to the exercise of the Put
                                        Right would result in a breach or a
                                        default under any material credit
                                        agreement or other contractual
                                        obligation of I-Link, or if I-Link would thereby be rendered insolvent, I-Link will take all reasonable and lawful actions to avoid or cure such breach or default and enable I-Link to make such purchase to the fullest extent possible without thereby being rendered insolvent, including without limitation
                                        (i) the sale of additional equity
                                        securities, (ii) any necessary action
                                        under applicable law to reduce I-Link's
                                        stated capital or otherwise increase I-
                                        Link's surplus or other funds legally
                                        available, (iii) additional borrowings
                                        by, or a refinancing of, I-Link, and
                                        (iv) asset sales.

Additional Closing Condition........    As a condition to Winter Harbor's
                                        obligation to purchase the Series M
                                        Preferred Stock, holders of warrants to
                                        acquire an aggregate of 1,000,000 shares of I-Link common stock, which warrants have an exercise price of not to exceed
                                        $2.00 per share, shall have entered into agreements with Winter Harbor to sell such warrants to Winter Harbor for an aggregate purchase price of $1,000,000, and the acquisition of such warrants shall be consummated simultaneously with the acquisition of the Series M
                                        Preferred Stock.

Employment Agreements...............    Winter Harbor will review the
                                        existing employment, non-competition and consulting agreements of I-Link's key executives. As a condition to Winter
                                        Harbor's investment in I-Link, the
                                        substance of all such agreements shall
                                        be satisfactory to Winter Harbor and not otherwise inconsistent with the terms set forth herein.

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Key Person Insurance................    I-Link shall have made arrangements
                                        for key-man life insurance with respect
                                        to such executive officers as may be
                                        designated by Winter Harbor, and in such amount and upon such terms as otherwise shall be reasonably satisfactory to Winter Harbor.

Expenses............................    I-Link shall pay all reasonable
                                        expenses of Winter Harbor incurred by it in connection with the equity financing described herein (including but not limited to attorney and other professional fees and expenses), without regard to whether or not the investment is consummated.

Other Terms and Conditions..........    The Securities Purchase Agreement
                                        giving effect to the terms set forth
                                        herein shall contain such other
                                        representations, warranties, covenants
                                        and conditions as are customary for an
                                        investment of this nature and otherwise
                                        as may be required to give effect to the terms set forth herein. The agreements shall be governed by Delaware law, without regard to its provisions as to conflicts of law.

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